EXHIBIT 99.7 – CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Tom L Kirchner, President and CEO of Electronic Systems Technology (the "Registrant") do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge::

  The Quarterly report on Form 10QSB of the Registrant for the fiscal period ended September 30, 2003, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

  The information contained in the Form 10QSB fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.

Date: December 3, 2003

/s/ TOM L KIRCHNER
Tom L. Kirchner
President and Chief Executive Officer